FORM 8-K/A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 4

The undersigned registrant hereby amends Item 7 to its Current Report on Form 8-K dated October 14, 1994, which was filed with the Securities and Exchange Commission on October October 31, 1994. The Consolidated Pro Forma Statements of Operations and for the twelve months ended December 31, 1993 and the nine months ended September 30, 1994, the Notes to the Consolidated Pro Forma Financial Statements and Exhibits were revised to include the entire item being amended on Form 8-K/A No. 1 filed December 29, 1994, Form 8-K/A No. 2 filed January 31, 1996 and Form 8-K/A No. 3 filed April 12, 1996.

ITEM 7.           Financial Statements, Pro forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Real Estate Properties Acquired
         (b)      Pro forma Financial Information
         (c)      Exhibits

                           (23)     Consents of experts

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNITED DOMINION REALTY TRUST, INC.
                                         (Registrant)

                                         /s/ JERRY A DAVIS

                                         Jerry A. Davis
                                         Vice President and Corporate Controller

                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Copperfield Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Copperfield Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Copperfield Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Copperfield Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Copperfield Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

November 10, 1994

                            COPPERFIELD APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



REVENUES FROM RENTAL PROPERTY       $ 3,141,725

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                     376,086
  Repairs and Maintenance               411,301
  Utilities                             229,920
  Property Management Fees              160,559
  Other Operating Expenses              342,409

     TOTAL RENTAL PROPERTY EXPENSES   1,520,275

     INCOME FROM RENTAL OPERATIONS  $ 1,621,450




The accompanying notes are an integral part of this statement.

                            COPPERFIELD APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Copperfield Apartments (The Property) consists of a 352 unit luxury garden style residential apartment community located in Coral Springs, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Copperfield Associates of Florida, a Florida general partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Holiday Management
Associates, Inc., an affiliate of the owner of the property.   Fees for such
services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 21, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report



To the Owners of
Mediterranean Village Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Mediterranean Village Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Mediterranean Village Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mediterranean Village Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Mediterranean Village Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 2, 1994

                       MEDITERRANEAN VILLAGE APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993





REVENUES FROM RENTAL PROPERTY          $ 2,047,859

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                        223,668
  Repairs and Maintenance                  138,053
  Utilities                                 88,624
  Property Management Fees (Note 3)         92,500
  Other Operating Expenses                 260,120

     TOTAL RENTAL PROPERTY EXPENSES        802,965

     INCOME FROM RENTAL OPERATIONS     $ 1,244,894









The accompanying notes are an integral part of this statement.

                       MEDITERRANEAN VILLAGE APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993


NOTE 1 - BASIS OF PRESENTATION

Mediterranean Village Apartments (The Property) consists of a 252 unit garden style residential apartment community located in Miami, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of 252 Associates, a joint venture of A.E. Residential, Inc., and N.S. Residential, Inc., Florida corporations (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through American Equity Centers, Inc., an affiliate of the owner of the property. Fees for such services were 4.5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 30, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)


                         Independent Auditors' Report




To the Owners of
Briar Club Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Briar Club Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Briar Club Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Briar Club Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Briar Club Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 9, 1994

                            BRIAR CLUB APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,302,395

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                            92,215
  Repairs and Maintenance                     167,274
  Utilities                                    51,580
  Property Management Fees (Note 3)            65,138
  Other Operating Expenses                    133,684

     TOTAL RENTAL PROPERTY EXPENSES           509,891

     INCOME FROM RENTAL OPERATIONS        $   792,504










The accompanying notes are an integral part of this statement.

                            BRIAR CLUB APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




NOTE 1 - BASIS OF PRESENTATION

Briar Club Apartments (The Property) consists of a 272 unit garden style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of North South Briar Club Associates, a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report




To the Owners of
Covington Crossing Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Covington Crossing Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Covington Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Covington Crossing Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Covington Crossing Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 9, 1994

                        COVINGTON CROSSING APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,013,857

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                           115,725
  Repairs and Maintenance                     181,919
  Utilities                                    38,484
  Property Management Fees (Note 3)            50,696
  Other Operating Expenses                    119,368

      TOTAL RENTAL PROPERTY EXPENSES          506,192

      INCOME FROM RENTAL OPERATIONS       $   507,665








The accompanying notes are an integral part of this statement.

                        COVINGTON CROSSING APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION


Covington Crossing Apartments (The Property) consists of a 231 unit garden and townhouse style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of P.L. Covington Associates, L.P., a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Hunters Trace Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Hunters Trace Apartments for the year ended December 31, 1993.
This financial statement is the responsibility of the management of Hunters Trace Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hunters Trace Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hunters Trace Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 9, 1994

                           HUNTERS TRACE APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,071,841

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                           138,476
  Repairs and Maintenance                     119,845
  Utilities                                    31,295
  Property Management Fees (Note 3)            56,100
  Other Operating Expenses                    100,444

     TOTAL RENTAL PROPERTY EXPENSES           446,160

     INCOME FROM RENTAL OPERATIONS        $   625,681









The accompanying notes are an integral part of this statement.

                           HUNTERS TRACE APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Hunters Trace Apartments (The Property) consists of a 192 unit garden style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of North South Hunters Trace Associates, a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                      UNITED DOMINION REALTY TRUST, INC.

                         CERTAIN PROPERTIES ACQUIRED
           COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1993

Rental income                                                     $8,577,677
Rental expenses (excluding depreciation):
      Utilities                                 $  439,903
      Repairs and maintenance                    1,018,392
      Real estate taxes                            946,170
      Property management                          424,993
      Other rental expenses                        956,025         3,785,483
Excess of revenues over certain rental expenses                   $4,792,194



                          CERTAIN PROPERTIES ACQUIRED
           COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994

Rental income                                                     $6,267,845
Rental expenses (excluding depreciation):
      Utilities                                 $305,486
      Repairs                                    734,432
      Real estate taxes                          759,833
      Property management                        303,969
      Other rental expenses                      741,186           2,844,906
Excess of revenues over certain rental expenses                   $3,422,939

                      UNITED DOMINION REALTY TRUST, INC.

       NOTES TO COMBINED SUMMARIES OF REVENUES AND CERTAIN RENTAL EXPENSES


      The combined summaries of revenues and certain rental expenses reflect the operations of Copperfield Apartments, Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments, and Hunters Trace Apartments (the "Properties") for the year ended December 31, 1993 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1994 based upon the unaudited combined statements of rental operations of the properties through the date on which it was acquired. During 1993 and a portion of 1994, the properties were owned and operated by an entity other than United Dominion Realty Trust (the "Trust").

      The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, property management fees and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

      In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                      UNITED DOMINION REALTY TRUST, INC.

             PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

      The following pro forma balance sheet at September 30, 1994 gives effect to the acquisition by the Trust of three apartment complexes purchased on
October 14, 1994 as if those transactions were consummated on or before September 30, 1994. Copperfield Apartments and Mediterranean Village Apartments were purchased prior to September 30, 1994, and therefore, are included in the Trust's historical September 30, 1994 balance sheet. Copperfield Apartments located in Coral Springs, Florida was purchased from Copperfield Associates, a Florida General Partnership on September 21, 1994. Mediterranean Village Apartments located in Miami Lakes, Florida was purchased from 252 Associates, an affiliate of the American Equity Group on September 30, 1994. Briar Club Apartments located in Memphis, Tennessee, was purchased from North South Briar Club Associates, a Tennessee Limited
Partnership on October 14, 1994. Covington Crossing Apartments located in Memphis, Tennessee, was purchased from P. L. Covington Associates, L. P., a Tennessee Limited Partnership on October 14, 1994. Hunters Trace Apartments located in Memphis, Tennessee, was purchased from North South Hunters Trace Associates, a Tennessee Limited Partnership on October 14, 1994.

      The pro forma condensed statements of operations for the year ended December 31, 1993 and the nine months ended September 30, 1994 assume the acquisition of the properties as if they had occurred on January 1, 1993.

      The pro forma condensed financial statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisition been completed on the date indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of September 30, 1994 and the nine months then ended (included in the Trust's Form 10-Q for the period ended September 30, 1994 and accompanying notes).

                       UNITED DOMINION REALTY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1994
                                   (Unaudited)
                (In thousands of dollars, except per share data)

                                                                               ACQUISITIONS
                                                                                PREVIOUSLY
                                                                                REPORTED ON
                                                                              FORMS 8-K DATED
                                                                              APRIL 15, 1994,          ACQUISITION
                                                                               MAY 17, 1994,           REPORTED ON
                                                                             MAY 26, 1994 AND         FORM 8-K DATED
                                                           HISTORICAL (1)  SEPTEMBER 1, 1994  (4)  OCTOBER 14, 1994 (5)

STATEMENT OF OPERATIONS
Revenues
    Rental Income                                                 $95,905               $20,860                 $6,268
    Interest and other income                                         541
                                                                   96,446                20,860                  6,268
Expenses
    Rental expenses:
          Utilities                                                 7,928                 1,713                    306
          Repairs & maintenance                                    14,607                 3,471                    734
          Real estate taxes                                         6,475                 1,536                    760
          Property management                                       3,596                 1,000                    304
          Other operating expenses                                  8,206                 2,888                    741
    Depreciation of real estate owned                              19,807
    Interest                                                       18,202
    General and administrative                                      3,566
    Other depreciation and amortization                               581
                                                                   82,968                10,608                  2,845
Income before gains (losses) on sales of investments
    and extraordinary item                                         13,478                10,252                  3,423

Gains (losses) on sales of investments                                (20)
Income before extraordinary item                                   13,458                10,252                  3,423
Extraordinary item - early extinguishment of
    debt                                                              (89)
Net income                                                        $13,369               $10,252                 $3,423

Net income per common share                                         $0.30

Distributions declared per share                                   $0.585


Weighted average number of shares outstanding                      44,814                 5,377





                                                           PREVIOUS
                                                          PRO FORMA         PRO FORMA           PRO
                                                         ADJUSTMENTS       ADJUSTMENTS         FORMA

STATEMENT OF OPERATIONS
Revenues
    Rental Income                                                                            $123,033
    Interest and other income                              (96)(11)          (15)(14)             430
                                                           (96)              (15)             123,463
Expenses
    Rental expenses:
          Utilities                                                                             9,947
          Repairs & maintenance                                                                18,812
          Real estate taxes                                                                     8,771
          Property management                            ($239)(6)          ($89)(12)           4,572
          Other operating expenses                        (277)(7)                             11,558
    Depreciation of real estate owned                    3,354 (8)         1,160 (13)          24,321
    Interest                                             5,218 (8)         2,437 (15)          25,857
    General and administrative                                                                  3,566
    Other depreciation and amortization                                                           581
                                                         8,056             3,508              107,985
Income before gains (losses) on sales of investments
    and extraordinary item                              (8,152)           (3,523)              15,478

Gains (losses) on sales of investments                                                            (20)
Income before extraordinary item                        (8,152)           (3,523)              15,458
Extraordinary item - early extinguishment of
    debt                                                                                          (89)
Net income                                             ($8,152)          ($3,523)            $ 15,369

Net income per common share                                                                     $0.31

Distributions declared per share                                                               $0.585


Weighted average number of shares outstanding                                                  50,191

                       UNITED DOMINION REALTY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  For The Twelve Months Ended December 31, 1993
                                   (Unaudited)
                (In thousands of dollars, except per share data)




                                                                         ACQUISITIONS
                                                                          PREVIOUSLY            1993
                                                                          REPORTED ON       ACQUISITIONS         PRO FORMA
                                                                        FORM 8-K DATED        PRO FORMA         BEFORE 1994
                                                     HISTORICAL  (1) DECEMBER 31, 1993 (3)   ADJUSTMENTS       ACQUISITIONS

Revenues
  Rental Income                                             $89,084                $9,424                            $98,508
  Interest and other income                                     708                                 ($438)(10)           270
                                                             89,792                 9,424            (438)            98,778
Expenses
  Rental expenses:
        Utilities                                             7,838                   846                              8,684
        Repairs & maintenance                                13,950                 1,407                             15,357
        Real estate taxes                                     5,777                   780                              6,557
        Property management                                   2,782                   422                              3,204
        Other operating expenses                              7,512                 1,552                              9,064
  Depreciation of real estate owned                          19,516                                 1,267 (9)         20,783
  Interest                                                   17,237                                 1,208 (9)         18,445
  General and administrative                                  3,349                                                    3,349
  Other depreciation and amortization                           545                                                      545
                                                             78,506                 5,007           2,475             85,988

Income before gains (losses) on sales of investments
    and extraordinary item                                   11,286                 4,417          (2,913)            12,790

Gains (losses) on sales of investments                          (89)                                                     (89)
Net income                                                  $11,197                $4,417         ($2,913)           $12,701

Net income per share                                          $0.29                                                    $0.33

Distributions declared per share                              $0.70                                                    $0.70


Weighted average number of shares outstanding                38,202                                                   38,202


                                                             ACQUISITIONS
                                                              PREVIOUSLY
                                                             REPORTED ON
                                                           FORMS 8-K DATED
                                                           APRIL 15, 1994,            ACQUISITIONS
                                                            MAY 17, 1994,             REPORTED ON         PREVIOUS 1994
                                                           MAY 26, 1994 AND          FORM 8-K DATED         PRO FORMA
                                                        SEPTEMBER 1, 1994  (4)    OCTOBER 14, 1994 (5)     ADJUSTMENTS

Revenues
  Rental Income                                                       $47,005                   $8,578
  Interest and other income
                                                                       47,005                    8,578                0
Expenses
  Rental expenses:
        Utilities                                                       3,551                      440
        Repairs & maintenance                                           6,969                    1,019
        Real estate taxes                                               3,542                      946
        Property management                                             2,243                      425            ($528)(6)
        Other operating expenses                                        6,831                      956             (554)(7)
  Depreciation of real estate owned                                                                               7,816 (8)
  Interest                                                                                                       11,293 (8)
  General and administrative
  Other depreciation and amortization
                                                                       23,136                    3,786           18,027

Income before gains (losses) on sales of investments
    and extraordinary item                                             23,869                    4,792          (18,027)

Gains (losses) on sales of investments
Net income                                                            $23,869                   $4,792         ($18,027)

Net income per share

Distributions declared per share


Weighted average number of shares outstanding                           8,479






                                                       PRO FORMA           PRO
                                                      ADJUSTMENTS         FORMA

Revenues
  Rental Income                                                         $154,091
  Interest and other income                                                  270
                                                               0         154,361
Expenses
  Rental expenses:
        Utilities                                                         12,675
        Repairs & maintenance                                             23,345
        Real estate taxes                                                 11,045
        Property management                                ($131)(12)      5,213
        Other operating expenses                                          16,297
  Depreciation of real estate owned                        1,551 (13)     30,150
  Interest                                                 3,319 (15)     33,057
  General and administrative                                               3,349
  Other depreciation and amortization                                        545
                                                           4,739         135,676

Income before gains (losses) on sales of investments
    and extraordinary item                                (4,739)         18,685

Gains (losses) on sales of investments                                       (89)
Net income                                                (4,739)        $18,596

Net income per share                                                       $0.40

Distributions declared per share                                           $0.70


Weighted average number of shares outstanding                             46,681


                       UNITED DOMINION REALTY TRUST, INC.
               NOTES TO CONSOLIDATED PRO FORMA CONDENSED FINANCIAL
                                   STATEMENTS
                                   (UNAUDITED)


1 Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10Q for the nine months ended September 30, 1994 and its Annual Report on Form 10K for the year ended December 31, 1993.

2. To record the purchase of Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments, acquired after September 30, 1994 assuming that the acquisitions were financed with funds previously invested in short-term investments and through the assumption of a tax-exempt bond on Hunters Trace Apartments in the amount of $5.97 million. Copperfield Apartments and Mediterranean Village Apartments were acquired prior to or on September 30, 1994 and are therefore included in the Trust's historical balance sheet. The purchase price, including closing costs, for the three properties acquired subsequent to September 30, 1994 is as follows:

                  PROPERTY ACQUIRED                            PURCHASE PRICE
                                                               (IN THOUSANDS)

                  Briar Club Apartments                         $    8,143
                  Covington Crossing Apartments                      5,319
                  Hunters Trace Apartments                           7,565
                                                                   -------
                                    Total                       $   21,027
                                                                    ======

3. Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated December 31, 1993" give effect to significant acquisitions that were previously reported to the Securities and Exchange Commission by the Trust on Form 8-K dated December 31, 1993 and subsequently amended by Form 8-K/A No.1 filed with the Securities and Exchange Commission on March 3, 1994 and is inclusive of the net adjustments required to allow for a full year of actual rental income and related expenses. Acquisitions previously reported on Form 8-K dated December 31, 1993 were for the nine month period ended September 30, 1993. This column includes the adjustments to net income for these properties between October 31, 1993 and December 31, 1993 which were not included in the Trust's historical statements of operation. These adjustments were derived from the operating statements of the respective properties.

4. Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange

          Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. A reconciliation of net income for the nine months ended September 30, 1994 and for the twelve months ended December 31, 1993 to previously filed Forms 8-K and/or 8-K/A is as follows:


                                                              Net Income             Net Income
                           Filing to Update                   (Nine Months,          (Twelve Months,
8-K Filed                        8-K                          In Thousands)          In Thousands)

April 15, 1994             8-K/A    June 7, 1994              $   845                 $  3,832
May 17, 1994               8-K/A    July 26, 1994                 546                    2,094
May 26, 1994               8-K      August 31, 1994 *           6,619                   13,568
September 1, 1994          8-K/A    November 11, 1994           2,242                    4,375
                                                               ------                  -------
                                                              $10,252                 $ 23,869
                                                               ======                   ======


         * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

5. To record historical results of the properties for the year ended December 31, 1993 and the nine months ended September 30, 1994 as if the properties had been owned throughout each year.

6.        To  record  the net  decrease  in  property  management  fees  for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

7. To record the net decrease in insurance expense to reflect that the Trust insures its apartments for $107.22 per unit less than the historical insurance expense for the 5,170 apartment units contained in the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

8. To record depreciation and interest expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight line basis over estimated useful lives of the related assets which range from 15 and 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years.

9. To record depreciation and interest expense on the acquisitions previously reported on Form 8-K dated December 31, 1993 and subsequently amended by Form 8-K/A No. 1 filed with the Securities and

          Exchange Commission on March 3, 1994.

10. Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition for the year ended December 31, 1993 as previously reported on Form 8-K dated December 31, 1993 and subsequently amended by Form 8-K/A No.1 filed with the Securities and Exchange Commission on March 3, 1994.

11. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994) and Regatta Shores Apartments (as previously reported on Form 8-K dated September 1,
          1994) at assumed interest rates in effect at the time of the acquisition.

12. To record the net decrease in property management fees for the properties. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income. The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

13. To record depreciation based upon the allocation of the purchase price of the properties. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight line basis over estimated useful lives of the related assets based upon the allocation of the initial cost of the properties of $59.9 million. The allocation and estimated useful lives are as follows:

                                                                Estimated       Nine Months,     Twelve Months,
                                     Allocation of            Useful Life       Depreciation       Depreciation
                                    Purchase Price               In Years        Adjustment**       Adjustment**
         Buildings                   $48,068,607                      35         $1,027,220         $1,373,389
         Other Improvements            2,664,454                      15            132,858            177,630
         Land                          9,194,110                     N/A                 --                 --
                                    ------------                                 ----------         ----------
                                     $59,927,171                                 $1,160,078         $1,551,019
                                     ===========                                 ==========         ==========

** The twelve month depreciation adjustment calculates a full year of depreciation expense based on the purchase price. The nine month depreciation adjustment is calculated for the first nine months (273 out of 365 days) of 1994. All of the properties were acquired at or after the end of the third quarter and had no depreciation expense recorded in the Trust's historical statement of operations for the nine months ended September 30, 1994.

14. Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the nine months ended September 30, 1994, such acquisitions consist of Mediterranean Village Apartments (3 days out of 365 days), Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (4 days out of 365 days).



                                                                                 Interest
                                            Purchase          Interest            Income
         Property                              Price            Rate            Adjustment
         --------                           --------          ------            ----------
         Mediterranean Village            $14,003,901          5.1%            $    5,870
         Briar Club                         8,143,359          5.3%                 4,730
         Covington Crossing                 5,318,830          5.3%                 3,089
         Hunters Trace                      1,594,992          5.3%                   926
                                           ----------                            --------
                                          $29,061,082                          $   14,615
                                          ===========                           =========


15. Reflects the additional interest expense on variable-rate bank debt used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition and the assumption of a $5.97 million tax-exempt housing bond bearing a fixed-rate of interest of 6.25% on Hunters Trace Apartments.

                                                                                                       Twelve             Nine
                                                                                                        Month             Month
                           # Days             Type of                 Amount         Interest           Interest         Interest
Property                  Adjusted              Debt                 of Debt           Rate           Adjustment**      Adjustment**
--------                  ---------         ------------         -------------     ---------        ------------      ------------
Copperfield                265/365           Bank Debt             $24,896,090         5.56%          $1,384,223        $1,004,984
Mediterranean Village      270/365           Bank Debt              14,003,901        5.375%             752,710           556,799
Briar Club                 269/365           Bank Debt               8,143,359        5.375%             437,706           322,582
Covington Crossing         269/365           Bank Debt               5,318,830        5.375%             285,887           210,695
Hunters Trace              269/365           Bank Debt               1,594,991        5.375%              85,731            63,182
Hunters Trace              273/365           Tax-Exempt
                                               Bond                  5,970,000         6.25%             373,125           279,077
                                                                  ------------                        ----------        ----------
                                                                   $59,927,171                        $3,319,382        $2,437,319
                                                                   ===========                        ----------        ----------


**The twelve month interest adjustment calculates a full year of interest expense based upon the amount of debt multiplied by the interest rate. The nine month interest adjustment is calculated by multiplying the amount of debt by the interest rate divided by 365 days multiplied by the number of days not owned by the Trust.

                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated November 10, 1994, with respect to the statement of rental operations of Copperfield Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 19, 1994

                    (Letterhead of L.P. Martin & Company)



                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 2, 1994, with respect to the statement of rental operations of Mediterranean Village Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 19, 1994

                    (Letterhead of L.P. Martin & Company)




                       CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Briar Club Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.




/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 19, 1994

                    (Letterhead of L.P. Martin & Company)


                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Covington Crossing Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 19, 1994

                    (Letterhead of L.P. Martin & Company)




                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Hunters Trace Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants

Richmond, Virginia

December 19, 1994